UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2011

WIRED ASSOCIATES SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-142324	37-1458557
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 South Carson St., Suite 4
Carson City, NV 89701
(Address of Principal Executive Offices)

(888) 991-3336
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and other reports filed by registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to, registrant’s management, as well as estimates and assumptions made by registrant’s management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to registrant or registrant’s management identify forward-looking statements. Such statements reflect the current view of registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this Current Report on Form 8-K entitled “Risk Factors”) relating to registrant’s industry and registrant’s operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations, or the results of any revision to these forward-looking statements.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” or “our Company,” refer to Wired Associates Solutions, Inc.

Item 1.01.  Entry into a Material Definitive Agreement.

On December 22, 2011 we entered into a Securities Exchange Agreement (the “Exchange Agreement”) by and among Wired Associates Solutions, Inc. (“Wired” or the “Company”), Park Investment Holdings, LLC (the “Wired Majority Shareholder”), SnapTagz LLC (“Snap”), and all of the unit holders of Snap (the “Snap Unit Holders”) who are signatories to the Exchange Agreement. On December 22, 2011 (the “Closing Date” or the “Closing”), pursuant to the terms of the Exchange Agreement, the Snap Unit Holders transferred and contributed all of their units (the “Snap Units”) to the Company, resulting in our acquisition of all of the outstanding Snap Units. In return, we issued to the Snap Unit Holders, their designees or assigns (the “Share Exchange”), an aggregate of 59,520 shares of common stock, par value $0.001 per share of the Company (the “Common Stock”). The foregoing issuance of the Common Stock of Wired to the Snap Unit Holders, their designees or assigns, constituted approximately 3% of our issued and outstanding Common Stock as of and immediately after the consummation of the transactions contemplated by the Exchange Agreement.

As a result of the Share Exchange and the other transactions contemplated thereunder, Snap became a wholly owned subsidiary of the Company. Our officers and directors approved the Exchange Agreement and the other transactions contemplated thereunder. The managing members, and majority unit holders of Snap approved the Exchange Agreement and the other transactions contemplated thereunder.

In connection with the Closing of the Exchange Agreement, and as explained more fully in Item 2.01 and Item 5.02 of this Current Report on Form 8-K, Justin Jarman resigned from his position as sole director of the Company effective as of the Closing Date. Mr. Steven Spiegel was appointed as the sole director of the Company effective as of the Closing Date.

The Share Exchange is discussed more fully in Section 2.01 of this Current Report on Form 8-K. The information therein is hereby incorporated in this Section 1.01 by reference. Additionally, the description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 2.1 to this Form 8-K.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

CLOSING OF THE SHARE EXCHANGE

As described in Item 1.01 above, on the Closing Date, we acquired Snap through the acquisition of all the Snap Units, constituting an aggregate of 456 units from the Snap Unit Holders, and in return, we issued an aggregate of 59,520 shares of Common Stock of the Company. The foregoing issuances of the Wired Common Stock to the Snap Unit Holders, their designees or assigns, constituted approximately 3% of our issued and outstanding Common Stock immediately after the consummation of the transactions contemplated by the Exchange Agreement.

On the Closing Date, Snap became a wholly owned subsidiary of the Company. Our sole director and majority shareholder approved the Exchange Agreement and the Share Exchange. The members and managers of Snap approved the Exchange Agreement and the Share Exchange. Immediately following the Closing of the Share Exchange the Company changed its business plan to that of Snap.

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”)) immediately before the completion of the Share Exchange. Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Company were filing a general form for registration of a class of securities on Form 10 under the Exchange Act, with such information reflecting the Company and its securities upon consummation of the Share Exchange.

BUSINESS

Overview

Wired was incorporated in the State of Nevada on February 14, 2003. Our activities since inception consisted primarily of web development, specializing in the design, creation and marketing of cost effective internet products. We have not had any significant development of our business nor have we received any revenue since the year ended October 31, 2004. Due to the lack of results in our attempt to implement our original business plan, management determined it was in the best interests of the shareholders to look for other potential business opportunities that might be available to the Company.

We acquired Snap through the acquisition of all the Snap Units, constituting an aggregate of 456 units from the Snap Unit Holders, and in return, we issued an aggregate of 59,520 shares of Common Stock of the Company. The foregoing issuances of the Wired Common Stock to the Snap Unit Holders, their designees or assigns, constituted approximately 3% of our issued and outstanding Common Stock immediately after the consummation of the transactions contemplated by the Exchange Agreement. Pursuant to the Exchange Agreement, we ceased to engage in the multimedia and marketing industry and acquired the business of Snap to engage in the production, distribution and marketing of fabric accessories, as a publicly-traded company under the name Wired Associates Solutions, Inc.

Snap is a Delaware limited liability company that plans to introduce two granted patents for fabric accessories called snaptagz (“SnapTagz”) to markets around the world. SnapTagz are a fashion accessory platform that attach to clothing and fit flush to a wide range of fabrics. The SnapTagz platform can be decorated or it can serve as a mount for other decorated parts like toys and jewelry. This platform enables the Company to work with many different designs in entertainment, sports, and music by marketing to various demographics.

We plan to bring SnapTagz products to the market directly as well as by securing popular licenses with children and young adult entertainment companies. At this time, we have not entered into any licensing agreements for the SnapTagz product.

SnapTagz Production

We have manufactured production quality samples of our SnapTagz lines. The lines have been presented to prospects in many different fields including toy retailers, licensing companies and sports teams.

Intellectual Property

Snap holds the exclusive rights for the following patents:

Patent Title	Number	Status	Filing Date	Expiry Date
Pinless clothing attachable image holder	5655271	Granted	7/05/96	7/05/16

Snap-in adapter system	5926920	Granted	10/09/98	10/09/18

Potential Product Categories and Extensions

Snap provides the consumer with the ability to be creative with fashion by adding accessories to their clothing. In addition to fashion accessories, SnapTagz can also be used to attach a variety of functional products to fabric:

•	Reflectors: SnapTagz can be used as a reflective device while running, cycling or as a safety precaution for children playing at night.

•	iPod Holder: Snap intends to offer a secure, convenient, comfortable and fashionable alternative to existing iPod holders.

•	Business Cards and Networking Name Tags: We plan to emboss SnapTagz to be used as name tags with company information and business logos.

Marketing Strategy

Strategic Licensing: We intend to enter into licensing agreements with vendors to distribute our products in stores and online.

Visual Marketing: When SnapTagz are purchased and worn as fashion accessories our consumers will be promoting and marketing our product as they do their day to day activities.

Collectors Marketing: We intend to strategically produce a collection of SnapTagz to be marketed to collectors in the form of  rare editions, variant colors and accessories, exciting display options, inserts to promote the complete collection, and an online forum to allow collectors to interact with each other.

Competition

Though we believe SnapTagz is a unique product, we will compete with the following companies in the toy industry:

Gund: A manufacturer of plush stuffed animals. It was founded by Adolph Gund in 1898 and is the oldest manufacturer of plush toys in the U.S. On July 1, 2008, Gund was sold to Enesco, a gift company known for among other things the Cherished Teddies line. Gund sells to more than 15,000 retail outlets.

Kids Brand, Inc.: Formerly known as Russ Berrie and Company, designs, develops and distributes infant and juvenile branded products. These products are primarily distributed through mass market, baby super stores, specialty stores, food, drug, independent and e-commerce retailers worldwide. Kids Brand, Inc. sells to over 41,000 stores. The company’s operating business is composed of four wholly owned subsidiaries: (i) Kids Line, LLC; (ii) LaJobi, Inc.; (iii) Sassy, Inc.; and (iv) CoCaLo, Inc.

Risk Factors

You should carefully consider the risks described below together with all of the other information included in this Current Report on Form 8-K before making an investment decision with regard to our securities. The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

Risks Relating to Our Company

We have a limited operating history which makes your evaluation of our business difficult. We have incurred losses in recent periods for start-up efforts and may incur losses in the future.

We only recently completed our acquisition of SnapTagz LLC, a Delaware limited liability company.  Snap has a short operating history focused on product development. Our future is dependent upon our ability to obtain financing and future profitable operations from the commercial success of our consumer product. These factors raise substantial doubt that we will be able to continue as a going concern.

Our independent auditors have expressed doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing and force us to cease operations.

In their report dated December 22, 2011, our independent auditors stated that our financial statements for the fiscal year end September 30, 2011 was prepared assuming that we would continue as a going concern. Our ability to continue as a going concern is an issue raised because to date, we have incurred net operating losses. We anticipate that we will continue to experience net operating losses.

Our net operating losses will require that we finance our operations from outside sources, such as obtaining additional funding from the sale of our securities. The going concern explanatory paragraph included in our auditor's report on our financial statements, however, could inhibit our ability to raise additional financing. If we are unable to obtain such additional capital, we will not be able to sustain our operations and would be required to cease our operations. You should consider our independent registered public accountant's comments when determining if an investment in our Company is suitable.

Even if we do raise sufficient capital and generate revenues to support our operating expenses, there can be no assurance that the revenue will be sufficient to enable us to develop our business to a level where it will generate profits and cash flows from operations, or provide a return on investment. In addition, if we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders could be significantly diluted, the newly-issued securities may have rights, preferences or privileges senior to those of existing stockholders and the trading price of our Common Stock could be adversely effected. Further, if we obtain additional debt financing, a substantial portion of our operating cash flow may be dedicated to the payment of principal and interest on such indebtedness, and the terms of the debt securities issued could impose significant restrictions on our operations. If we are unable to continue as a going concern, you may lose your entire investment.

We expect to operate in a highly competitive market. We face competition from large, well-established companies with significant resources. We may not be able to compete effectively which will adversely affect our business plan.

Our commercial success will depend on our ability and the ability of our sub licensees, if any, to compete effectively in product development, customer compliance, price, marketing and distribution. There can be no assurance that competitors will not succeed in developing products that are more effective than what we derived from our research and development efforts or that would render such products obsolete and non-competitive.

The retail sector is characterized by intense competition, rapid product development and technological change. Most of the competition that we encounter will come from companies, both public and private, research institutions and universities who are researching and developing technologies and products similar to or competitive with SnapTagz.

These companies may enjoy numerous competitive advantages, including:

•	significantly greater name recognition;
•	established distribution networks;
•	additional lines of products, and the ability to offer rebates, higher discounts or incentives to gain a competitive advantage;
•	greater experience in conducting marketing, research and development, obtaining regulatory approval for products; and
•	greater financial and human resources for product development, sales and marketing, and patent litigation

As a result, we may not be able to compete effectively against these companies or their products.

We have a new business model and a short operating history, which makes it difficult to evaluate our prospects and future financial results and may increase the risk that we will not be successful.

SnapTagz, LLC was incorporated on May 5, 2011 in the State of Delaware. We have a short operating history and a new business model, which makes it difficult to effectively assess our future prospects. Our business model is based on offering a fashionable consumer product to market for young adults and kids. We are just beginning to implement this strategy. To date we have not realized any revenue from our business operations. You should consider our business and prospects in light of the challenges we face, which include our ability to, among other things:

•	anticipate changes in the fashion and retail industry;
•	launch additional SnapTagz features and release enhancements that become popular;
•	hire, integrate and retain world class talent;
•	maintain adequate control of our expenses; and
•	successfully expand our business, especially internationally;

If we do not obtain additional financing, we will need to curtail our expansion activities and our business may fail, in which case you may lose your investment.

Our current operating funds are not sufficient to cover current research and development needs, as well as anticipated operating overheads, professional fees and regulatory filing fees over the next twelve months. In addition, our business plan calls for significant expenses in connection with the development of further SnapTagz functions, international expansion and potential acquisition of complementary technologies. Therefore, we will need to obtain additional financing in order to complete our full business plan.

We currently do not have any arrangements for financing and we may not be able to obtain financing when required. Obtaining additional financing would be subject to a number of factors many of which are beyond our control. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

Our Certificate of Incorporation provides for indemnification of officers and directors at our expense and limits their liability, which may result in a major cost to us and hurt the interests of our stockholders because corporate resources may be expended for the benefit of officers and/or directors.

Our certificate of incorporation and applicable Delaware law provide for the indemnification of our directors and officers against attorney’s fees and other expenses incurred by them in any action to which they become a party arising from their association with or activities on our behalf. This indemnification policy could result in substantial expenditures by us that we will be unable to recoup.

We have been advised that, in the opinion of the Commission, indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with the securities being registered, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter, if it were to occur, is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares if such a market ever develops.

Risks Related to Our Securities

We may never pay any dividends to our shareholders. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors.

We have never declared or paid any cash dividends or distributions on our capital stock. We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore we do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

There is no trading market for our Common Stock, which may adversely affect the market price of our Common Stock  as well as your ability to resell the shares that you have acquired.

There is currently no trading market for our Common Stock and such a market may not develop or be sustained. If a trading market for our Common Stock were to be established, the market price of our Common Stock may be significantly affected by factors such as actual or anticipated fluctuations in our operation results, general market conditions and other factors. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices for the shares of internet companies, which may materially adversely affect the market price of our Common Stock as well as your ability to resell the shares that you may have acquired.

Our management team does not have extensive experience in public company matters, which could impair our ability to comply with legal and regulatory requirements.

Our management team has had limited U.S. public company management experience or responsibilities, which could impair our ability to comply with legal and regulatory requirements, such as the Sarbanes-Oxley Act of 2002 and applicable federal securities laws including filing on a timely basis required reports and other required information. Our management may not be able to implement and affect programs and policies in an effective and timely manner that adequately respond to increased legal or regulatory compliance and reporting requirements imposed by such laws and regulations. Our failure to comply with such laws and regulations could lead to the imposition of fines and penalties and further result in the deterioration of our business.

Our management owns a controlling interest in the company and will be able to control management decisions thereby limiting the ability of public shareholders to influence corporate direction and affairs.

The Wired Majority Shareholder holds the control voting power in the form of 1,150,000 shares of our common stock. As such, he has the ability to exert control over our business affairs, including the ability to delay or prevent a change in our corporate control even if our other stockholders wanted it to occur. This stockholder will be able to exercise significant control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. This could delay or prevent an outside party from acquiring or merging with us even if our other stockholders wanted it to occur.

Our Common Stock is a "penny stock," and because "penny stock” rules will apply, you may find it difficult to sell the shares of our Common Stock you acquired in this offering.

Our Common Stock is a “penny stock” as that term is defined under Rule 3a51-1 of the Securities Exchange Act of 1934. Generally, a "penny stock" is a Common Stock that trades for less than $5.00 a share. Prices often are not available to buyers and sellers and the market may be very limited. Penny stocks in start-up companies are among the riskiest equity investments. Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the U.S. Securities & Exchange Commission. The document provides information about penny stocks and the nature and level of risks involved in investing in the penny stock market. A broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser's written agreement to the purchase. Many brokers choose not to participate in penny stock transactions. Due to the penny stock rules, there is less trading activity in penny stocks and you are likely to have difficulty selling your shares.

If we lose the services of our Officers or other members of our senior management team, we may not be able to execute our business strategy, which may negatively affect our business operations.

Our success depends in a large part upon the continued service of our senior management team, which is critical to our vision, strategic direction, culture, products and technology. The loss of any member of our senior management team would harm our business.

Our compliance with changing laws and rules regarding corporate governance and public disclosure may result in additional expenses to us which, in turn, may adversely affect our ability to continue our operations.

Keeping abreast of, and in compliance with, changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002, new SEC regulations and, in the event we are ever approved for listing on either NASDAQ or a registered exchange, NASDAQ and stock exchange rules, will require an increased amount of management attention and external resources. We intend to continue to invest all reasonably necessary resources to comply with evolving standards, which may result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. This could have an adverse impact on our ongoing operations.

Risks Related to Our Industry

Our business will suffer if we are unable to successfully integrate acquired companies into our business or otherwise manage the growth associated with multiple acquisitions.

We intend to pursue acquisitions that are complementary to our existing business and expand our employee base and the breadth of our offerings. Our ability to grow through future acquisitions will depend on the availability of suitable acquisition and investment candidates at an acceptable cost, our ability to compete effectively to attract these candidates and the availability of financing to complete larger acquisitions. Since we expect the Semantic Internet industry to consolidate in the future, we may face significant competition in executing our growth strategy. Future acquisitions or investments could result in potential dilutive issuances of equity securities, use of significant cash balances or incurrence of debt, contingent liabilities or amortization expenses related to goodwill and other intangible assets, any of which could adversely affect our financial condition and results of operations. The benefits of an acquisition or investment may also take considerable time to develop, and we cannot be certain that any particular acquisition or investment will produce the intended benefits.

Integration of a new company’s operations, assets and personnel into ours will require significant attention from our management. The diversion of our management’s attention away from our business and any difficulties encountered in the integration process could harm our ability to manage our business. Future acquisitions will also expose us to potential risks, including risks associated with any acquired liabilities, the integration of new operations, technologies and personnel, unforeseen or hidden liabilities and unanticipated, information security vulnerabilities, the diversion of resources from our existing businesses, sites and technologies, the inability to generate sufficient revenue to offset the costs and expenses of acquisitions, and potential loss of, or harm to, our relationships with employees, players, and other suppliers as a result of integration of new businesses.

Management’s Discussion And Analysis Of Financial Condition AND Plan Of Operations

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “Wired believes,” “Snap believes,” “management believes” and similar language. Except for the historical information contained herein, the matters discussed in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this Current Report are forward-looking statements that involve risks and uncertainties. The factors listed in the section captioned “Risk Factors,” as well as any cautionary language in this Current Report, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those projected. Except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events after the date of this Current Report on Form 8-K.

Overview

Wired Associates Solutions, Inc., (“Wired” or “we,” “our,” “us,” the “Company,” or “our Company”) was incorporated in the State of Nevada on February 14, 2003. The business operations of Wired since inception consisted primarily of web development, specializing in the design, creation and marketing of cost effective Internet products. We have not had any significant development of our business nor have we received any revenue since the year ended October 31, 2004. Due to the lack of results in our attempt to implement our original business plan, management determined it was in the best interests of the shareholders to look for other potential business opportunities that might be available to the Company.

Plan of Operation

Snap designs, develops and manufactures a fashion accessory platform that attaches to clothing and fits flush to a wide range of fabrics. The SnapTagz platform can be decorated or it can serve as a mount for other decorated parts like toys and jewelry. This platform enables the Company to work with all sorts of designs in entertainment, sports, and music by marketing to various demographics. We plan to bring Snap products to the market directly as well as by securing popular licenses with children and young adult entertainment companies. At this time, we have not entered into any licensing agreements for the SnapTagz product.

Our plan of operation is to generate revenue on our fashion accessory product through strategic licensing agreements, visual marketing and strategic collector marketing as previously described above. Our current focus is getting our product known to consumers by domestically and internationally marketing its design and functionality. Additionally, we plan to advertise through the use of our website, http://www.snaptagz.com, which is currently under construction.

Results of Financial Operations

For the Period May 5, 2011 (Inception) to September 30, 2011
Summary of Statements of Operations for the Period May 5, 2011 (Inception) to September 30, 2011:

September 30, 2011
Sales	$-
Gross profit	$-
General and administrative expenses	$44,150
Loss from operations	$(44,150)
Net Loss	$(44,150)

Snap Sales

Although we have launched our product we have not made any sales. At this time, we are domestically and internationally marketing our product and have not generated any revenue to date.

Gross Profit

We are currently in a development stage and have not begun our revenue generation strategy. As such, we have not recognized any profit to date.

General and Administrative Expenses

General and administrative expenses for the period May 5, 2011 (Inception) to September 30, 2011 consisted of legal fees in the amount of $36,029, minimum royalty payments of $6,000 and patent maintenance fees of $2,120.

Loss from Operations

Loss from operations for the period May 5, 2011 (Inception) to September 30, 2011 was $44,150.  The loss was primarily attributable to the general and administrative expenses as detailed above.

Net Loss

Net Loss from operations for the period May 5, 2011 (Inception) to September 30, 2011 was $44,150.  The net loss was primarily attributable to the general and administrative expenses as detailed above.

Inflation did not have a material impact on the Company’s operations for the period.  Other than the foregoing, management knows of no trends, demands, or uncertainties that are reasonably likely to have a material impact on the Company’s results of operations.

Capital Resources and Liquidity

The following table summarizes total current assets, liabilities and working capital at September 30, 2011.

September 30, 2011
Current Assets	$53,475
Current Liabilities	$57,625
Working Capital Deficit	$(4,150)

At September 30, 2011, we had working capital of $4,150. The Deficit is primarily related to the excess of accounts payables and related party loans as compared to the cash and prepaid expenses on the balance sheet.  The Company has is yet to commence commercialization of the product line, and is yet to record a sale.

Net cash used for operating activities for the period May 5, 2011 (Inception) to September 30, 2011 was $27,000.  The net loss for period May 5, 2011 (Inception) to September 30, 2011 was $41,150. Cash used in operating activities was primarily for legal and patent maintenance.

Net cash obtained through all financing activities for the Period May 5, 2011 (Inception) to September 30, 2011was $65,475.  This consisted of $46,000 in proceeds from related party loans to the company, $40,000 in proceeds from the issuance of member units, offset by a repayment of $20,525 on the related party loans.

Going Concern

As reflected in the accompanying financial statements, the Company had a net loss of $41,150 and net cash used in operations of 27,000 for the period ended May 5, 2011 (Inception) to September 30, 2011, and a members’ deficit of $4,150 , at September 30, 2011. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on management's plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes.

The Company will require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives.  The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future.  There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all.

In response to these problems, management has taken the following actions:

-	seek additional third party debt and/or equity financing;

-	continue with the implementation of the business plan;

-	increase product prices and reduce discounts;

-	increase revenue through sponsorship and advertising deals.

The following table sets forth our approximate anticipated capital needs, subject to available financing, over the next twelve months:

Salaries	$100,000
Office Expenses	$51,600
Professional Services	$58,000
Equipment	$4000
Research and Development	$108,000
Marketing	$115,000
Travel	$15,000
TOTAL:	$451,600

To date all of our funding has been generated from private investment(s). During the next twelve months we anticipate raising the above outlined funding to continue our international expansion, however as of this writing we only have sufficient funds to proceed with basic company operations only; we do not have sufficient funds to fully implement our business plan until such time that we are able to raise additional funding, to which there is no guarantee. If we do not obtain the funds necessary for us to continue our business activities we may need to curtail or cease our operations until such time as we have sufficient funds.

We currently have no arrangements for such financings and can give you no assurance that such financings will be available to us on terms that we deem acceptable or at all. We believe that as a newly public company our ability to raise funds have been significantly enhanced but this in itself will not guarantee that we will in fact be able to raise the funding outlined in our business strategy.

Off Balance Sheet Arrangements

As of December 29, 2011, Snap had no off balance sheet arrangements.

Critical Accounting Policies

We believe that the following accounting policies are the most critical to aid you in fully understanding and evaluating this “Management’s Discussion and Analysis of Financial Condition and Plan of Operation.”

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, revenues and expense amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition. We believe our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

Our significant accounting policies are summarized in Note 2 of our consolidated financial statements. While all these significant accounting policies impact our financial condition and results of operations, we view certain of these policies as critical. Policies determined to be critical are those policies that have the most significant impact on our financial statements and require management to use a greater degree of judgment and estimates. Actual results may differ from those estimates. Our management believes that given current facts and circumstances, it is unlikely that applying any other reasonable judgments or estimate methodologies would cause effect on our consolidated results of operations, financial position or liquidity for the periods presented in this report.

We believe the following critical accounting policies and procedures, among others, affect our more significant judgments and estimates used in the preparation of our consolidated financial statements:

Use of Estimates, Going Concern Consideration – The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.  Among the estimates we have made in the preparation of the financial statements is an estimate of our projected revenues, expenses and cash flows in making the disclosures about our liquidity in this report.  As an early stage company, many variables may affect our estimates of cash flows that could materially alter our view of our liquidity and capital requirements as our business develops.  Our consolidated financial statements have been prepared assuming we are a “going concern”.  No adjustment has been made in the consolidated financial statements which could result should we be unable to continue as a going concern.

Share-Based Compensation - US GAAP requires public companies to expense employee share-based payments (including options, restricted stock units and performance stock units) based on fair value.  We must use our judgment to determine key factors in determining the fair value of the share-based payment, such as volatility, forfeiture rates and the expected term in which the award will be outstanding.

Derivative Financial Instruments - Fair value accounting requires bifurcation of embedded derivative instruments such as conversion features in convertible debt or equity instruments, and measurement of their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. In assessing the convertible debt instruments, management determines if the convertible debt host instrument is conventional convertible debt and further if there is a beneficial conversion feature requiring measurement. If the instrument is not considered conventional convertible debt, the Company will continue its evaluation process of these instruments as derivative financial instruments.

Once determined, derivative liabilities are adjusted to reflect fair value at each reporting period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model.

Beneficial Conversion Features - For convertible debt issued in 2009, the convertible feature of the convertible notes (See Note 5 to our consolidated financial statements) indicated a rate of conversion that was below market value. As a result, the Company recorded a "beneficial conversion feature" ("BCF") and related debt discount.

When the Company records a BCF, the relative fair value of the BCF is recorded as a debt discount from the face amount of the respective debt instrument. The discount is amortized to interest expense over the life of the debt. Upon issuance, the convertible debt instruments had an effective conversion rate per share in excess of the market price per share.

Revenue recognition - The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition and records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is delivered, (3) the sales price to the customer is fixed or determinable, and (4) collectability of the related customer receivable is reasonably assured.  There is no stated right of return for products.  Sales are recognized upon shipment of products to customers.

Sales are recognized upon shipment of products to customers. The Company allows deductions in the form of credits for products unsold during its shelf life which is on average 3 to 4 months. The Company’s reserve for accounts receivable takes these potential future credits into consideration.  Expenses such as slotting fees, sales discounts, and reclamation are accounted for as a direct reduction to revenues.

Recent Accounting Pronouncements

There are no recent accounting pronouncements that are expected to have an effect on the Company’s consolidated financial statements.

MANAGEMENT

Directors and Officers

Ms. Jacqueline Winwood resigned as our President, Chief Executive Officer and sole director effective as of  November 1, 2011. On the same date,  Mr. Justin Jarman was appointed as our Chief Executive Officer and sole director. For a more detailed description please refer to the current report on Form 8-K filed on November 17, 2011.

On the Closing Date, Mr. Justin Jarman resigned as the sole director of the Company. On the same date, Steven Spiegel was appointed as the sole director of the Company.

The following table sets forth the name, age, and position of our executive officer and director. Each executive officer holds his office until he resigns, is removed by our board of directors, or his successor is elected and qualified. Directors are elected annually by our stockholders at the annual meeting.  Each director holds office until his successor is elected and qualified or his earlier resignation or removal.

Name	Age	Title

Justin Jarman	28	Chief Executive Officer

Steven Spiegel	30	Director

A brief biography of our director is more fully described in Item 5.02, which is incorporated herein by reference.

Audit Committee; Audit Committee Financial Expert

We have not yet appointed an audit committee. Our Board of Directors (the “Board”) currently acts as our audit committee. At the present time, we believe that our Board is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

We currently do not have a member who qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-K and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Our Board is in the process of searching for a suitable candidate for this position.

Employment Agreements

Currently, the Company has not entered into any employment agreements with our sole officer and director. We anticipate entering into employment agreements at the beginning of our next fiscal year.

Family Relationships

There are no family relationships among any of our executive officers, directors and other key personnel.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or have been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Code of Ethics

We have not yet adopted a code of ethics because we sought to complete our constitution of the Board prior to adopting such code of ethics to allow the entire Board to review and approve a code of ethics.

EXECUTIVE COMPENSATION

Executive Compensation Summary

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid by us to, the named executive officers during the fiscal years ended October 31, 2011 and 2010 in all capacities for the accounts of our executives, including the Chief Executive Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)

Jacqueline Winwood Chief Executive Officer and Director	2011	0	0	0	0	0	0	0	0
(1)	2010	0	0	0	0	0	0	0	0

Justin Jarman Chief Executive Officer and Director	2011	0	0	0	0	0	0	0	0
	2010	0	0	0	0	0	0	0	0

(1) Jacqueline Winwood resigned as our Chief Executive Officer and director on November 1, 2011.
(2) On November 1, 2011, Justin Jarman was appointed Chief Executive Officer and director of the Company.  On the Closing Date, Justin Jarman resigned as the sole director of the Company and Steven Spiegel was appointed as the sole director of the Company.

Outstanding Equity awards at Fiscal Year End

There are no outstanding equity awards as of October 31, 2011.

Chief Executive Officer Compensation

No compensation was earned or paid to directors during the fiscal year ended October 31, 2011. At this time we have not entered into any employment agreements with our Chief Executive Officer.

Director Compensation

No compensation was earned or paid to directors during the fiscal year ended October 31, 2011. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending Board and committee (if and when committees are established) meetings.

Option Grants

As of October 31, 2011, we did not maintain any equity incentive or stock option plan.  Accordingly, we did not grant options to purchase any equity interests to any employees or officers, and no stock options are issued or outstanding to any officers as of October 31, 2011.

Restricted Stock Awards

As of October 31, 2011, we did not maintain any restrict stock awards.

Certain Relationships and Related Transactions

As described under related party transactions, as of December 29, 2011 a loan payable in the amount of $37,048 was due Jacqueline Winwood, a former officer and director of the Company. The loan is non-interest bearing with no specific repayment terms. The funds were advanced to pay outstanding invoices.

Additionally, as of December 29, 2011 a member of Snap loaned Snap principal in the amount of $46,000. The loan is are unsecured and due on demand. As of the same date, Snap repaid principal in the amount of $20,525.

Going forward, we will present all possible transactions between us and our officers, directors and 5% stockholders, and our affiliates, to our Board for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

PROPERTIES

We currently utilize office space provided by our director at no charge.  We feel that the existing office space is sufficient at this time and feel we will be able to lease additional office space as our needs grow. We currently have no investment policies as they pertain to real estate, real estate interests or real estate mortgages.  There are currently no restrictions on the amount of assets used to invest in real estate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 29, 2011 with respect to the beneficial ownership of our Common Stock by (i) each of our officers and directors, (ii) our officers and directors as a group and (iii) each person known by us to beneficially own five percent (5%) or more of our outstanding Common Stock.  Unless otherwise specified, the address of each of the persons set forth below is in care of Wired Associates Solutions, Inc 711 South Carson Street, Suite 4 Carson City, Nevada, 89701.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percentage of Ownership(2)
Officers and Directors
Justin Jarman	0	0%
Steven Spiegel (3)	0	0%

All officers and directors as a group
(1 person named above)
5% Beneficial Owners

Park Investment Holdings, LLC (3)	1,150,000	58.97%

(1) Beneficial ownership generally includes voting or investment power with respect to securities. Unless otherwise indicated, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the securities. Beneficial ownership is determined in accordance with Rule 13d–3(d)(1) under the Exchange Act and includes securities for which the beneficial owner has the right to acquire beneficial ownership within 60 days.

(2) Based on 1,950,000 common shares issued and outstanding, par value $0.001 per share as of December 29, 2011.

(3) Park Investment Holdings, LLC is controlled by Steven Spiegel.  Therefore, Mr. Spiegel has beneficial ownership of the shares held by Park Investment Holdings, LLC.

Change of Control

We do not currently have any arrangement which if consummated may result in a change of control of our Company.

DESCRIPTION OF SECURITIES

General. Our authorized capital stock consists of 50,000,000 shares, of which 50,000,000 are shares of Common Stock, par value $0.001 per share.

Common Stock. As of December 29, 2011, there were 1,950,000 shares of our common stock issued and outstanding held by approximately 31 beneficial owners.

Voting Rights. Each share of common stock entitles the holder to one vote for each share on all matters submitted to a stockholder vote. Directors are elected by a plurality of the votes of the common shares present in person or represented by proxy at an annual shareholders' meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast, unless otherwise provided under the Nevada Revised Statutes.  Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders.

Dividend Rights. Holders of our Common Stock are entitled to share in all dividends that our board of directors, in its discretion, declares from legally available funds.

MARKET PRICE OF AND DIVIDENDS ON THE COMMON STOCK AND RELATED STOCKHOLDER MATTERS

While there is no established public trading market for our Common Stock, our Common Stock is quoted on the OTC Markets OTC QB, under the symbol “WRDS”.

The market price of our Common Stock is subject to significant fluctuations in response to variations in our quarterly operating results, general trends in the market and other factors, over many of which we have little or no control. In addition, broad market fluctuations, as well as general economic, business and political conditions, may adversely affect the market for our Common Stock, regardless of our actual or projected performance.

Holders

As of December 29, 2011, we have 1,950,000 shares of our common stock par value, $0.001, issued and outstanding. There are approximately 31 beneficial owners of our common stock.

Transfer Agent and Registrar

The Transfer Agent for our capital stock is Holladay Stock Transfer Inc., located at 2939 North 67th Place Suite C, Scottsdale, Arizona, 85251.

Penny Stock Regulations

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our Common Stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our Common Stock and may affect the ability of investors to sell their Common Stock in the secondary market.

Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our Common Stock will be made at the discretion of our board of directors out of funds legally available for such purpose.  We are under no contractual obligations or restrictions to declare or pay dividends on our shares of Common Stock.  In addition, we currently have no plans to pay such dividends.   Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future.  See “Risk Factors.”

Equity Compensation Plan Information

Currently, there is no equity compensation plan in place.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As described below, as of December 29, 2011, a loan payable in the amount of $37,048 was due Jacqueline Winwood, a former officer and director of the Company. The loan is non-interest bearing with no specific repayment terms. The funds were advanced on behalf of the Company to pay outstanding invoices.

Additionally, as of December 29, 2011 a member of Snap loaned Snap principal in the amount of $46,000.  The loans are unsecured and are due on demand.  As of the same date, Snap repaid principal in the amount of $20,525.

LEGAL PROCEEDINGS

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years.  No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years.  No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years.  No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

In addition, there are no material proceedings to which any affiliate of our Company, or any owner of record or beneficially of more than five percent of any class of voting securities of our Company, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries.  Currently there are no legal proceedings pending or threatened against us. We are not currently involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our Company or any of our subsidiaries, threatened against or affecting our Company, our common stock, any of our subsidiaries or of our Company’s or our Company’s subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

RECENT SALES OF UNREGISTERED SECURITIES

Recent sales of unregistered securities is more fully described in Item 3.02.  The information therein is hereby incorporated in this section by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s Bylaws provide for indemnification of directors and officers against certain liabilities. Officers and directors of the Company are indemnified generally for any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful.

The Company’s Articles of Incorporation further provides the following indemnifications:

(a) a director of the Corporation shall not be personally liable to the Corporation or to its shareholders for damages for breach of fiduciary duty as a director of the Corporation or to its shareholders for damages otherwise existing for (i) any breach of the director’s duty of loyalty to the Corporation or to its shareholders; (ii) acts or omission not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) acts revolving around any unlawful distribution or contribution; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If Nevada Law is hereafter amended to eliminate or limit further liability of a director, then, in addition to the elimination and limitation of liability provided by the foregoing, the liability of each director shall be eliminated or limited to the fullest extent permitted under the provisions of Nevada Law as so amended. Any repeal or modification of the indemnification provided in these Articles shall not adversely affect any right or protection of a director of the Corporation under these Articles, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this limitation of liability, prior to such repeal or modification.

(b) the Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including, but not limited to attorney’s fees) incurred by reason of the fact that he is or was a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as a director, officer, employee, fiduciary, or agent and that person’s estate and personal representative to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

Insofar as indemnification for liabilities arising under the Securities Act, as amended, may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 3.02 Unregistered Sales of Equity Securities.

On December 22, 2011 we entered into a Securities Exchange Agreement by and among Wired Associates Solutions, Inc., Park Investment Holdings, LLC, SnapTagz LLC, and all of the shareholders of Snap who are signatories to the Exchange Agreement. On the Closing Date, pursuant to the terms of the Exchange Agreement, the SnapTagz Unit Holders transferred and contributed all of their units to the Company, resulting in our acquisition of all of the outstanding SnapTagz Units. In return, we issued to the SnapTagz Unit Holders, their designees or assigns, an aggregate of 59,520 shares of common stock, par value $0.001 per share of the Company. The foregoing issuance of the Common Stock of Wired to the Snap Unit Holders, their designees or assigns, constituted approximately 3% of our issued and outstanding Common Stock as of and immediately after the consummation of the transactions contemplated by the Exchange Agreement.

These securities were not registered under the Securities Act. These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered.

We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since the Conventions Shareholders agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 22, 2011, our board of directors dismissed George. W. Stewart (“Stewart”), as our independent registered public accountant.

Stewart’s report on the financial statements for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern because at October 31, 2011 the Company: (i) had not achieved profitable operations; (ii) has accumulated losses of $117,900 since its inception; (iii) has a working capital deficiency of $46,400; and (iv) expects to incur further losses in the development of its business.

During the fiscal years ended October 31, 2011 and 2010, and in the subsequent interim period through December 22, 2011, the date of dismissal of Stewart, there were no disagreements with Stewart on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stewart, would have caused him to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended October 31, 2011 and 2010, and in the subsequent interim period through December 22, 2011, the date of dismissal of Stewart, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to Stewart and requested Stewart to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Stewart agrees with the above disclosures. A copy of Stewart’s letter, dated December 22, 2011, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On December 22, 2011, our board of directors approved the engagement of Rosenberg Rich Baker Berman and Company, Certified Public Accountants (“RRBB”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended October 31, 2011, and the subsequent interim period prior to the engagement of RRBB, the Company has not consulted RRBB regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 5.01 Changes in Control of Registrant.

On November 1, 2011, the Company entered into a stock purchase agreement by and among the Company, Park Investment Holdings, LLC, a Delaware limited liability company, and two shareholders of the Company (the “Sellers”), pursuant to which the Sellers sold an aggregate of One Million One Hundred Fifty Thousand (1,150,000) shares of the Company’s common stock to Park Investment Holdings, LLC. For a more detailed description of the change of control please see the Form 8-K filed with the Securities and Exchange Commission on November 17, 2011. The information therein is hereby incorporated in this section by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

Mr. Justin Jarman resigned as the sole director of our Company, effective as of the Closing Date. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Appointment of Director

Steven Spiegel was appointed as our sole director on the Closing Date. Mr. Spiegel’s experience and business background description is as follows:

Steven Spiegel, Age 30, Director

Mr. Spiegel is currently the sole director of the Company. Prior to joining the Company, in 2009, Mr. Spiegel served as the Chief Executive Officer of Omega Global Enterprises (“Omega”), a financial services company. As the current Chief Executive Officer of Omega, Mr. Spiegel oversees all divisions of Omega, including principal investment activities and operations. In 2010, Mr. Spiegel became the manager of Omega Venture Capital, a venture capital investment fund. As the current manager of Omega Venture Capital, Mr. Spiegel manages direct investments in early stage to mid-size start-up companies. In 2009, Mr. Spiegel became a partner at HM Ruby Fund, a Los Angeles based hedge fund (the “Fund”), which specializes in investing in life-based assets. As a current partner of the Fund, Mr. Spiegel is responsible for managing and overseeing the Fund’s investment strategy. From 2001 to present, Mr. Spiegel has served as the Chief Executive Officer of R and S Capital Group, an investment firm (the “Firm”). In his current role as Chief Executive Officer of the Firm, Mr. Spiegel is responsible for managing the Firm’s investment operations. In 2001, Mr. Spiegel received his B.A. in finance from Brooklyn College. Due to the foregoing executive and managerial business experience we believe that Mr. Spiegel is fit to serve as our sole director of the board.

Related Party Transactions

As previously described above, as of December 29, 2011, a loan payable in the amount of $37,048 was due Jacqueline Winwood, a former officer and director of the Company. The loan is non-interest bearing with no specific repayment terms.  The funds were advanced to pay outstanding invoices.

Additionally, as of December 29, 2011 a member of Snap loaned Snap principal in the amount of $46,000.  The loans are unsecured and are due on demand.  On the same date, Snap repaid principal in the amount of $20,525.

Compensatory Arrangements of Certain Officers

Currently, there are no compensatory arrangements in place for our Officer.

Item 5.06 Change in Shell Company Status.

As described in Item 1.01 and Item 2.01 of this Form 8-K, on December 22, 2011, we entered into the Exchange Agreement and consummated the Share Exchange, pursuant to which we acquired all of the issued and outstanding units of Snap in exchange for the issuance of 59,520 shares of Common Stock of the Company.

As a result of the Share Exchange, Snap became our wholly-owned operating subsidiary and, upon the issuance of the 59,520 shares of Common Stock of the Company, the Wired Majority Shareholder owns approximately 58.97% of all of our issued and outstanding Common Stock. We currently have a total of 1,950,000 issued and outstanding shares of Common Stock.

As the result of the consummation of the Share Exchange, we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired. The  Audited Financial Statements of Snap, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(c) Shell Company Transactions. Reference is made to Item 9.01(a) and the exhibits referred to therein, which are incorporated herein by reference.

(d)  Exhibits. Exhibit No. Description

Exhibit No.	Description

2.1	Form of Share Exchange Agreement dated December 22, 2011 by and among Wired Associates Solutions, Inc., Park Investment Holdings, LLC, SnapTagz, LLC, and all of the unit holders of SnapTagz.

3.1	Certificate of Incorporation (incorporated herein by reference to the Form SB-2 filed on April 24, 2007).

3.2	By-laws (incorporated herein by reference to the Form SB-2 filed on April 24, 2007).

16.1	George W. Stewart, CPA Form of Resignation Letter dated December 22, 2011.

99.2	SnapTagz, LLC, Audited financial statements for the fiscal year end September 30, 2011 and September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wired Associates Solutions, Inc.

Date: December 29, 2011	By:	/s/ Justin Jarman
Name: Justin Jarman
Title: Chief Executive Officer